FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS dated as of June 1, 1998 by and between RAMTRON INTERNATIONAL CORPORATION, a Delaware corporation ("Borrower") and the NATIONAL ELECTRICAL BENEFIT FUND ("Lender").

                                 WITNESSETH:

WHEREAS, the Borrower and Lender are parties to that certain Loan Agreement dated as of August 31, 1995 (the "Original Loan Agreement");

WHEREAS, as of May 31, 1998 and pursuant to the Original Loan Agreement, Lender has an outstanding loan to Borrower in the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000) (the "Loan");

WHEREAS, the Loan is evidenced by that certain Promissory Note of the Borrower dated August 31, 1995 made payable to the order of Lender (the "Note"), and secured by (i) that certain Deed to Trust dated as of August 31, 1995 made by Borrower to the Public Trustee in favor of Lender and recorded September 26, 1995 in Book 6731 at Page 703 of the El Paso County Land Records; (ii) that certain Security Agreement dated as of August 31, 1995 made by Borrower in favor of Lender; (iii) that certain Patent Security Agreement dated as of August 31, 1995 made by Borrower in favor of Lender and recorded with the Assignment Branch of the United States Patent and Trademark Office as of September 29, 1995 at Reel 7662 and Frame 0353; (iv) that certain EMS Stock Pledge Agreement dated as of August 31, 1995 made by Borrower in favor of Lender; and (v) that certain Racom Stock Pledge Agreement dated as of August 31, 1995 made by Borrower in favor of Lender (collectively, all of the foregoing documents including the Note and the documents enumerated in
(i) through (iv) and all other documents evidencing and securing all or a portion of the Loan being referred to as the "Loan Documents");

WHEREAS, presently the Scheduled Maturity Date of the Loan under the Original Loan Agreement and the Loan Documents is June 30, 1998;

WHEREAS, Borrower has requested that Lender extend the Scheduled Maturity Date of the Loan;

WHEREAS, the Lender is now investigating the advisability of such an extension and the terms and conditions upon which it might be granted;

WHEREAS, in order to allow more time for such investigation, the Lender has decided to extend the Scheduled Maturity Date of the Loan to September 30, 1998.

NOW, THEREFORE, in consideration of the premises hereof and for other consideration the receipt and sufficiency of which is hereby established, the Borrower and the Lender hereby agree as follows:

1.  Amendments to the Original Loan Agreement.

    a. Section 1.58 defining "Scheduled Maturity Date" of the Original Loan Agreement is hereby amended to delete the date "June 30, 1998" and insert the date "September 30, 1998" in lieu thereof.

    b. Section 8.8 is hereby amended to delete the Notice address for Lender and insert the following in lieu thereof:

           To the Lender:

           NEBF Investments
           1125 15th Street, N.W.
           Suite 401
           Washington, D.C. 20005
           Attention:  Terence S. Moloznik
                       Executive Director of Investments
           Facsimile No. (202) 496-1561

           With a mandatory copy to:

           Counts & Kanne, Chartered
           1125 15th Street, N.W.
           Suite 444
           Washington, D.C.  20005
           Attention:  Jeffrey J. Kanne, Esq.
           Facsimile No. (202) 223-3868

2. No Other Amendment. Other than as expressly modified hereby, all of the provisions of the Original Loan Agreement and each of the other Loan Documents shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Borrower and Lender have executed this First Amendment to the Loan Agreement and Other Loan Documents as of the day and year first above written.

RAMTRON INTERNATIONAL CORPORATION, a
Delaware corporation

By: /S/ L. David Sikes
----------------------
L. David Sikes
Chairman of the Board of Directors
and Chief Executive Officer

Attest:

/S/ Richard L. Mohr
----------------------
By:  Richard L. Mohr
     Secretary


NATIONAL ELECTRICAL BENEFIT FUND

By:  /S/ Edwin D. Hill
----------------------
Edwin D. Hill
Trustee

WITNESS:

/S/ Nancy L. Cleary
/S/ Janice K. Boylan

                    )
DISTRICT OF COLUMBIA) ss.:
                    )

On this 1st day of June, 1998, before me personally came Edwin D. Hill, to me known or satisfactorily proven, who, being by me duly sworn, did depose and say that he is the Trustee of the NATIONAL ELECTRICAL BENEFIT FUND, and that in such capacity he executed the within instrument on behalf of the trust for the purposes therein set forth.

/S/  Crystal L. Davis
----------------------
Notary Public

My Commission Expires:

Crystal L. Davis
Notary Public District of Columbia
My commission expires July 14, 2002

STATE OF COLORADO)
                 ) ss.:
COUNTY OF EL PASO)

On this 12th day of June, 1998, before me personally came L. David Sikes, to me known or satisfactorily proven, who, being by me duly sworn, did depose and say the he resides at 1850 Ramtron Drive; that he is the Chairman of the Board of Directors and Chief Executive Officer of RAMTRON INTERNATIONAL CORPORATION, a Delaware corporation, and that in such capacity he executed the within instrument on behalf of the company for the purposes therein set forth.


/S/ Deborah E. Doyle
----------------------
Notary Public

My Commission Expires:

      10-30-99
----------------------